                                  EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      OF ANNUAL  REPORT ON FORM 10 - QSB
                                OF VISIJET, INC.
                      FOR THE YEAR  ENDED MARCH 31, 2005

         The undersigned is the Treasurer of VisiJet, Inc. (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Annual Report on Form 10-QSB of the Company for the quarter ended March 31, 2005.

         I, Laurence M. Schreiber certify that the Annual Report on Form 10-QSB for the period ended March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is executed as of May 18, 2005

        /s/ Laurence M. Schreiber
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        Laurence M. Schreiber,
        Treasurer (principal financial officer)